UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of earliest event reported: December 3, 2009



                              Rancher Energy Corp.
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             (Exact name of registrant as specified in its charter)


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

           Nevada                       000-51425                     98-0422451
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(State or other jurisdiction    (Commission File Number)   (IRS Employer Identification No.)
    of incorporation)
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               999-18th Street, Suite 3400, Denver, Colorado 80202
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (303) 629-1125


                                       N/A
                           ---------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                   SECTION 8

                             ITEM 8.01 OTHER EVENTS

On December 3, 2009, the Bankruptcy Court for the District of Colorado entered an Order approving the month to month lease between Rancher Energy Corp. (the "Company") and its landlord, LBA Realty Fund III - Company III, LLC. whereby the Company agrees to pay $5,000 per month. The Order also canceled the original lease entered into by the Company in 2006.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         D. Exhibits:  99.1 Order on Debtor's Motion to Reject Office Lease











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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        RANCHER ENERGY CORP.



                                        Signature: /s/ Jon C. Nicolaysen
                                                   -----------------------------
                                        Name: Jon C. Nicolaysen
                                        Title:   President and Chief Executive
                                                 Officer


Dated:   December 7, 2009




















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